Exhibit (16)

Capital-Force ETF Trust

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Mark MacArthur and Edward Keiley and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-14 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above-mentioned acts and remains in effect until revoked or revised.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set her hand this 24th day of December, 2025.

/s/ Frank Randall Seager
Frank Randall Seager

State of Illinois	)
	)	SS
County of DuPage	)

On this 24th day of December, 2025, personally appeared before me, a Notary Public in and for said County and State, Frank Randall Seager, who is known to me or proved to me on the basis of satisfactory evidence to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

Randy A. Golembeck	/s/ Randy A. Golembeck
Notary Public, State of Illinois	Notary Public

My Commission Expires: 02/24/2029

Capital-Force ETF Trust

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Mark MacArthur and Edward Keiley and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-14 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above-mentioned acts and remains in effect until revoked or revised.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set her hand this 26 day of December, 2025.

/s/ Jade Greenfield
Jade Greenfield

State of Florida	)
	)	SS
County of Manatee	)

On this 26 day of December, 2025, personally appeared before me, a Notary Public in and for said County and State, Jade Greenfield, who is known to me or proved to me on the basis of satisfactory evidence to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

Juanita L. Moss	/s/ Juanita L. Moss
Notary Public, State of Florida	Notary Public

My Commission Expires: 11/20/2029

Capital-Force ETF Trust

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Mark MacArthur and Edward Keiley and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-14 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above-mentioned acts and remains in effect until revoked or revised.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set her hand this 24th day of December, 2025.

/s/ Todd Kostjuk
Todd Kostjuk

State of California	)
	)	SS
County of Los Angeles	)

On this 24th day of December, 2025, personally appeared before me, a Notary Public in and for said County and State, Todd Kostjuk, who is known to me or proved to me on the basis of satisfactory evidence to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

Roberto Perez	/s/ Roberto Perez
Notary Public, State of California	Notary Public

My Commission Expires: 1/17/2029

Capital-Force ETF Trust

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Edward Keiley and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-14 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above-mentioned acts and remains in effect until revoked or revised.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set her hand this 26th day of December, 2025.

/s/ Mark MacArthur
Mark MacArthur

State of California	)
	)	SS
County of Los Angeles	)

On this 26 day of December, 2025, personally appeared before me, a Notary Public in and for said County and State, Mark MacArthur, who is known to me or proved to me on the basis of satisfactory evidence to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

Kathleen M. Baca	/s/ Kathleen M. Baca
Notary Public, State of California	Notary Public

My Commission Expires: 08/08/2027